Defined Benefit Plan Assets Measured at Fair Value Using Unobservable Inputs (Level Three) (Detail) (Level 3, USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Level 3
Defined Benefit Plan Disclosure [Line Items]
Balance at beginning of year	$ 249	$ 250
Unrealized gains (losses) relating to assets still held at year end	(47)	6
Purchases, sales, issuances and settlements (net)	54	(7)
Balance at end of year	$ 256	$ 249